EXHIBIT 99.1

STOCK EXCHANGE RELEASE

THC Therapeutics, Inc.

 NEWS RELEASE

THC Therapeutics, Inc. Announces Acquisition of Oregon and California Consortium of Cannabis Companies

Breakthrough Transaction Unites Segment Leaders into a Powerful and Flexible Player in the Legal Cannabis Industry

Medford, OR – June 24, 2025 – THC Therapeutics, Inc. (“THCT” or the “Company”), (OTC: THCT), a company focused on the emerging and dynamic legal and regulated cannabis industry, announced today that it has acquired all of the issued and outstanding ownership interests of The Headquarters Group, Inc. (“THG”) in an all-share transaction valued at approximately $11,000,000 (the "Transaction") and completely satisfied through the issuance of 11,007 thousand shares of newly created Series D Preferred stock. THG, through its founders, has been operating in the cannabis industry since 2001.

Under the transaction, THC Therapeutics, Inc. acquired 100% of The Headquarters Group, Inc., a holding company with a portfolio of companies in genetics, cultivation, extraction, and distribution as well specialty real estate and nutrients for commercial and hobby cannabis growers. THCT and the current operators of THG will assume control of management. The companies acquired under THG have a combined revenue of approximately $4.8 million and include acquired real estate under the deal.

“This collaboration of deep expertise from world class cannabis operations management with over 60 years of combined experience will allow us to maximize efficiencies and generate significant revenue for THCT. The combined Company will serve as a vertically integrated foundation in the Company’s focused roll-up strategy to acquire industry leading cannabis companies in the cultivation, manufacturing, distribution and nutrients segments within the regulated cannabis industry,” commented Scott Cox, CEO of THC Therapeutics Inc.

“This isn’t a starting point, it’s a launching pad and a breakthrough transaction that delivers on our team’s commitment to building out a fully integrated vertical cannabis platform. It immediately unites several segment leaders into a powerful and flexible player in the legal cannabis market.”

The newly-combined Company will leverage its united capabilities as an industry leader in the California and Oregon markets. With the acquisition of this Company, THCT has established a foothold and expertise in California and Oregon and not only has the potential to grow established operations and brands, but also to expand these brands into other States throughout the U.S. and international legal markets.

“This kicks off our strategy of acquiring industry leaders in our focused verticals that can grow and expand with the management expertise and the capital we can inject as a public company. The acquisition gives THCT a strong foundation for rapid growth and expansion within the cannabis markets as we continue to build a world-class portfolio of assets within the cannabis sectors,” concluded Mr. Cox.

Richard Rowe, CEO of THG added, “The market is in a great place right now. The cannabis market itself is growing, while the industry that supports that market is in a strong consolidation phase. This is a good place to be for a successful business with proven systems and access to capital. We believe now is a great time to partner with someone like Scott and with a platform like THCT. Investment money has driven the market since its inception. Those who could spend the most money the fastest, were often, temporarily, perceived by the market to be the winners. Now the Era of Efficiency has come, moving forward efficiency, more and more, is going to drive values and returns.”

1

“With 60 years of combined experience in the cannabis market we have proven systems and methods to take advantage of efficiency driven success. The turmoil in the market has affected everyone including well run businesses with successful local or regional Brands. THCT as a platform has the opportunity to combine these companies through this consolidation phase, thereby offering them the benefits of scale and capital availability for further acquisitions and to facilitate organic growth.”

About the Acquired Company

The Headquarters Group, Inc: Medford, Oregon based holding company with the following subsidiaries with a combined revenue of ~$4.8 million in 2024

•

Jefferson Soul: Well established cultivation and extraction company located in Mt. Shasta, California with 2 indoor cultivation facilities and established regional Brands. Located in The Emerald Triangle, a mountainous, rural area encompassing parts of Northern California and Southern Oregon. Over the past decades, as the region's original homesteader lifestyles of ranching, farming, logging and mining dwindled, cannabis became an underlying foundation of the modern day pioneer lifestyle. A culture of growers established a lifestyle of independence by self-governing themselves with integrity and handshakes. Fast forward through the legalization and commercialization of cannabis and Jefferson Soul works to keep that culture alive. History says that change is inevitable, but Jefferson Soul believes the pursuit of freedom and independence must go on. Led by pioneers and industry survivors, Jefferson Soul’s mission is to Keep a Culture of Independence Alive! (www.jefferson-soul.com)

•

Kalix: Commercial scale specialty nutrient and fertilizer company with nationwide and international sales. Kalix was born out of necessity. Created for cannabis at a time when there were very few specialty cannabis fertilizers. Company founders worked with scientists and nutrient specialists to create a System that supports the cannabis plant equally throughout its various stages of growth. (www.kalixcpn.com)

•	NPK Industries: Hobby and home gardener nutrient and fertilizer company with nationwide and international sales. (www.npk-industries.com)

•

Harvest Food for Life: International nutrient and fertilizer company with unique opportunities in West Africa. Harvest Food for Life has the opportunity to work with the Niger Government to help a section of West Africa alleviate the risk of food insecurity. (www.harvestfoodforlife.com)

•	Shasta Properties Management: Real estate holding company which owns 2 separate specialty buildings, fitted out for commercial indoor cannabis cultivation.

•	Blue Sky Investments: Real estate holding company which owns warehousing and distribution space for bulk nutrients and fertilizers as well as a 5,000 sq/ft retail showroom.

2

About THC Therapeutics, Inc.

THC Therapeutics, Inc. (OTC: THCT) is a US public company focused on acquiring and operating a portfolio of synergistic assets and companies within the legal cannabis industry. With a bi-coastal focus, our vertically integrated business model provides our portfolio the best position for rapid growth in cultivation, manufacturing and distribution. Our business model of engaging in “hands-on” (handling cannabis) and ancillary (supplying supplemental or peripheral services) places us in a position of being able to capitalize on the rapidly growing cannabis sector, giving THC Therapeutics a stable foundation, leading to creating significant value for our shareholders.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, THCT’’s expectations regarding the receipt of requisite financing, if at all, the performance of the assets, our portfolio, execution of THCT’s business plan and the expectations regarding THCT’s ability to raise capital and maximize stockholder value. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of THCT’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) THCT’s ability to execute our acquisition and disposition strategy and grow and manage growth profitability and retain our key employees; (ii) the ability to maintain the listing of our common stock on the OTC Markets; (iii) the risk that the Company is not able to maintain and enhance our brand and reputation in our marketplace, adversely affecting THCT’s business, financial condition and results of operations; (iv) the risk that periods of rapid growth and expansion could place a significant strain on resources, including our employee base, which could negatively impact operating results; (v) the risk that THCT may never achieve or sustain profitability; (vi) the risk that THCT may need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; and (vii) other risks and uncertainties indicated from time to time in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 (the “Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on August 13, 2024. The foregoing list of factors is not exhaustive. There may be additional risks that THCT does not know or that currently believes to be immaterial that could also cause results to differ from those contained in any forward-looking statements. Recipients should carefully consider such factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report and the periodic reports and other documents filed or to be filed by THCT from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and THCT assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. THCT does not give any assurance that we will achieve our expectations.

Contact for THC Therapeutics, Inc. (OTC: THCT)

info@thct.life

www.thct.life

3